                                     GENERAL
                                    AMERICAN
                                    INVESTORS

                               1996 ANNUAL REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


FINANCIAL SUMMARY
-------------------------------------------------------------------

                                                    1996              1995
                                                    ----              ----
Net assets-December 31 ....................     $ 597,596,693     $ 573,693,425
Net investment income .....................         5,189,266         1,961,039
Net realized gain .........................        61,830,203        63,862,317
Net increase in unrealized appreciation ...        26,713,604        42,984,363

Per Common Share-December 31
   Net asset value ........................     $       25.24     $       23.94
   Market price ...........................     $       21.00     $       20.00
Discount from net asset value .............            -16.8%            -16.5%

Common Shares outstanding - Dec. 31........        23,678,690        23,962,716
Common stockholders of record - Dec. 31 ...             6,500             6,960
Market price range* (high-low) ............     $23.63-$19.50     $21.88-$18.75
Market volume-shares ......................         6,051,500         6,421,800

*Unadjusted for dividend payments.

DIVIDEND SUMMARY
----------------------------------------------------------------------------
Distributions Applicable to Income Earned and Gains Realized in 1996

                                                   Ordinary     Long-Term
Record Date /Payment Date                           Income     Capital Gain   Total
-------------------------                           ------     ------------   -----
Nov. 15, 1996 / Dec. 26, 1996 ..............       $   .19     $   2.27    $   2.46
Jan. 27, 1996 /Mar. 12, 1997 ...............           .06*         .44         .50
                                                   -------     --------    --------
Total ......................................       $   .25*    $   2.71    $   2.96
                                                   =======     ========    ========

*Includes short-term capital gain in the amount of $.05 per share.

Distributions Applicable to Income Earned and Gains Realized in 1995

                                                 Ordinary      Long-Term
Record Date / Payment Date                        Income      Capital Gain    Total
--------------------------                        ------      ------------    -----
Nov. 13, 1995 / Dec. 21, 1995 ............        $   .12*     $  2.46     $   2.58
Jan. 22, 1996 / Feb. 12, 1996 ............            .01          .31          .32
                                                  -------     --------     --------
Total ....................................        $   .13*    $   2.77     $   2.90
                                                  =======     ========     ========

*Includes short-term capital gain in the amount of $.03 per share.

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401

1        TO THE STOCKHOLDERS
-------------------------------------------------------------------------------
         General American Investors

General American Investors had another favorable year in 1996. Our net asset value rose by 18.7%, on a total return basis. The Standard & Poor's 500 Stock Index, meanwhile, gained 22.9% spurred by extraordinary fourth quarter performance. For the past twenty years, General American's net asset value has compounded at the rate of 16.6% per year in comparison to the average gain of 14.6% for the S&P 500 Stock Index during that period.

Net income has continued to grow reflecting increased dividend and interest income together with contained costs that are moderate relative to assets under management. As part of an ongoing program to maximize shareholder value, over 8% of the Company's shares were repurchased at an average discount to net asset value of 15.7%.

The sanguine investment climate that characterized the past few years is showing signs of strain. Interest rates appear to have stabilized and could increase due to heightened inflation expectations. Energy prices have risen markedly and wage pressures are growing in response to relatively low levels of unemployment and an economy operating near full capacity. As a result, operating margins and corporate profits generally are unlikely to post the dramatic gains of the recent past. Our portfolio is well positioned for this environment. It is dominated by companies that should continue to grow at above average rates and is anchored by sufficient cash to respond to market opportunities should they arise.

Malcolm B. Smith, who has spent his entire business career at General American, will retire as Vice-Chairman of the Board and as a Director of the Company at the time of the Annual Meeting on March 12, 1997. Mr. Smith joined the Company in 1948, was first elected an officer in 1956, was named a Director in 1960 and served as President of the Company from 1961 to 1989 when he became Vice-Chairman. He has agreed to continue to serve as a Senior Consultant after his retirement. We express gratitude and deepest appreciation for the distinguished leadership and dedicated service Mr. Smith has provided to the Company during the last 49 years and are pleased that we will continue to have access to his counsel.



By Order of the Board of Directors,
GENERAL AMERICAN INVESTORS COMPANY, INC.



Spencer Davidson
President and Chief Executive Officer

Lawrence B. Buttenwieser
Chairman

Malcolm B. Smith
Vice-Chairman

2        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

In addition, General American Investors is an investment adviser registered under the Investment Advisers Act of 1940. It provides investment management services to outside accounts whose objectives are compatible with those of the Company.

                                Investment Policy

The Primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential. Normally, a substantially fully-invested position in equities is maintained.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, with the stress on fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, which cover a broad range of experience in business and financial affairs, is on page 16 of this report.

                                Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.


                               "GAM" Common Stock

As a closed-end investment company, General American Investors is not engaged in a continuous offering of its shares. The common stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a period of time. While shares of GAM frequently sell at a discount from their underlying net asset value, they, periodically, and as recently as early 1993, have sold at a premium over net asset value. During 1996, the stock sold at discounts from net asset value which ranged from 13.0% (November 12) to 18.5% (December 6). At December 31, the price of the stock was at a discount of 16.8% as compared with a discount of 16.5% a year earlier.

3        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors
                                    [CAPTION]

"The  Company's   investment   objective  is  long-term  capital   appreciation.
Fundamental security analysis is used to select individual stocks considered to have above average growth potential using a three-year time horizon."

                                 Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year. Dividends from income have been paid continuously on the common stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-1996 (except for the year 1974). (A table listing dividends paid during the 20-year period 1977 -1996 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid in additional shares of common stock unless the stockholder specifically requests payments in cash. Spill-over dividends of nominal amounts are paid in cash only.

                          Investment Advisory Services

In addition to managing General American Investors' own portfolio, the Company is engaged in managing, on a discretionary basis, investment accounts for two advisory clients. These clients are educational institutions for whom a portion of their endowment funds is managed. As of December 31, 1996, the aggregate value of the advisory accounts under management was approximately $31 million.

4        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]
      "Total return on $10,000 investment 20 years ended December 31, 1996"

The investment return for a stockholder of General American Investors (GAM) over the 20 years ended December 31, 1996 is shown in the table below and in the accompanying chart. The return on GAM's total net assets in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1977.

The Stockholder Return is the actual return a shareholder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Total Net Assets Return is the time-weighted total rate of return on the Company's total net assets assuming monthly compounding of total net assets, including dividend and interest income but excluding advisory fee income and operating expenses, and after adjustments for cash flows such as GAM dividends and purchases of GAM shares.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                                                  GENERAL AMERICAN INVESTORS
                                       ------------------------------------------------------
                                       STOCKHOLDER RETURN             TOTAL NET ASSETS RETURN      STANDARD & POOR'S 500 RETURN
                                       ------------------             -----------------------      ----------------------------
                                 CUMULATIVE       ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN
                                 INVESTMENT                        INVESTMENT                      INVESTMENT
                   1977          $ 10,468              4.68%        $ 10,327        3.27%           $  9,283       (7.17)%
                   1978            11,078              5.84           12,383       19.91               9,894        6.58
                   1979            18,216             64.41           17,687       42.83              11,734       18.60
                   1980            31,321             71.95           25,665       45.11              15,542       32.45
                   1981            35,463             13.22           26,499        3.25              14,769       (4.97)
                   1982            42,304             19.29           31,190       17.70              17,952       21.55
                   1983            49,205             16.31           38,432       23.22              22,000       22.55
                   1984            45,680             (7.16)          35,484       (7.67)             23,382        6.28
                   1985            57,013             24.81           48,205       35.85              30,810       31.77
                   1986            63,383             11.17           53,330       10.63              36,569       18.69
                   1987            53,169            (16.11)          53,778        0.84              38,485        5.24
                   1988            64,474             21.26           62,226       15.71              44,847       16.53
                   1989            95,806             48.60           85,107       36.77              59,027       31.62
                   1990            99,635              4.00           90,681        6.55              57,203       (3.09)
                   1991           184,328             85.00          146,795       61.88              74,593       30.40
                   1992           211,567             14.78          154,193        5.04              80,255        7.59
                   1993           177,895            (15.92)         152,281       (1.24)             88,376       10.12
                   1994           163,903             (7.86)         148,764       (2.31)             89,499        1.27
                   1995           198,689             21.22          183,113       23.09             123,061       37.50
                   1996           237,391             19.48          217,374       18.71             151,254       22.91


5        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $250,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1977 through 1996 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Total Net Assets, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

                    COMPARATIVE ANNUALIZED INVESTMENT RESULTS
--------------------------------------------------------------------------------------
  YEARS ENDED                          STOCKHOLDER        GAM TOTAL          S&P 500
DECEMBER 31, 1996                        RETURN           NET ASSETS       STOCK INDEX
-----------------                        ------           ----------       -----------
 1 year .....................              19.5%            18.7%            22.9%
 5 years ....................               5.2              8.2             15.2
10 years ....................              14.1             15.1             15.3
15 years ....................              13.5             15.1             16.8
20 years ....................              17.2             16.6             14.6

6        MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
-------------------------------------------------------------------------------
         General American Investors

                                                                                     SHARES HELD
INCREASES                                               SHARES                    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------
        NEW POSITIONS
        R.P. Scherer Corporation                          133,100                   207,000(a)

        ADDITIONS
        Cox Communications, Inc. Class A                  150,000                   350,000
        DSC Communications Corporation                    237,500                   425,000
        General Re Corporation                                267                   100,000(b)
        Physician Reliance Network, Inc.                  200,000                   500,000
        Texaco Inc.                                        40,500                   130,000

DECREASES
--------------------------------------------------------------------------------------------------------
        ELIMINATIONS
        Aetna, Inc. 6.25% Class C Voting Preferred Stock   26,065                    --
        Hormel Foods Corporation                          205,000                    --
        National Re Corporation                           112,000(b)                 --
        Pharmaceutical Product Development, Inc.          276,500                    --
        Vodafone Group Plc-ADR                             43,500                    --

        REDUCTIONS
        AAPC Ltd.                                         536,415                 8,172,000(c)
        Aetna, Inc.                                        10,000                   100,000
        Alexander Haagen Properties, Inc.                  36,000                   107,000
        Alpha-Beta Technology, Inc.                        12,500                   279,500
        American International Group, Inc.                 15,500                   115,000
        Avid Technology, Inc.                              30,000                   228,000
        BioChem Pharma Inc.                                50,000                   136,000
        Broderbund Software, Inc.                          34,500                   175,500
        Comcast UK Cable Partners Limited Class A          20,000                   581,500
        Ford Motor Company                                 10,000                   400,000
        Hewlett-Packard Company                            20,000                   180,000
        The Home Depot, Inc.                               10,000                   755,500
        Life Re Corporation                                20,500                   290,000
        Medtronic, Inc.                                    15,000                   228,000
        USA Waste Services, Inc.                           75,000                   594,000
        U.S. Bancorp                                       25,000                   252,500
        United Healthcare Corporation                     105,000                   100,000


*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Includes previously carried under Stocks - Miscellaneous - Other.
(b) 41,733 shares of General Re Corporation were received in exchange for 112,000 shares of
     National Re Corporation in conjunction with a merger.
(c) Includes shares received in conjunction with a stock dividend.

                                    [CAPTION]

"The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1977-1996. Amounts shown include payments made after year-end attributable to income and gain in each respective year."

DIVIDENDS PER COMMON SHARE (1977-1996)
-------------------------------------------------------------------------------

                         DIVIDEND FROM
                                       LONG-TERM
YEAR             INCOME #             CAPITAL GAINS
----             -------              -------------
1977              $.22                $.70
1978               .28                 .94
1979               .38                1.74
1980               .50                2.99
1981               .63                3.63
1982               .36                1.15
1983               .67                2.38
1984               .28                1.35
1985               .47                1.07
1986               .36                2.15
1987               .35                1.54
1988               .29                1.69
1989               .23                1.56
1990               .21                1.65
1991               .09                3.07
1992               .03                2.93
1993               .06                2.34
1994               .06                1.59
1995               .13                2.77
1996               .25                2.71

#Includes short-term capital gains per share which amounted to $.04 in 1980, $.08 in 1981, $.28 in 1983, $.12 in 1985, $.02 in 1989 and $.03 in 1995 and $.05
in 1996.

7        TEN LARGEST INVESTMENT HOLDINGS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]

"The statement of investments as of December 31, 1996, shown on pages 8 and 9 includes 59 stock issues. Listed here are the ten largest stock holdings on that date."

                                                                                                                          % TOTAL
                                                                                               SHARES        VALUE       NET ASSETS
THE HOME DEPOT, INC.                                                                           755,500      $ 37,869,437     6.3%
The leading company in home center retailing, Home Depot's innovative merchandising, strong balance sheet and excellent management has enabled the
Company to gain share in a fragmented industry.
---------------------------------------------------------------------------------------   ------------      ------------     ----
AB ASTRA                                                                                       626,000        30,563,937     5.1
A prescription drug company headquartered in Sweden, Astra is exhibiting strong earnings growth driven by its antiulcer drug Prilosec, and both product line and geographic expansion of its direct sales effort.
---------------------------------------------------------------------------------------   ------------      ------------     ----
PFIZER INC.                                                                                    272,000        22,576,000     3.8
One of the fastest growing drug companies, driven by a strong base of new products, with many more promising agents on the horizon. Among its well known products are "Zoloft" antidepressant, "Zithromax" antibiotic, "Norvasc"
and "Procardia XL" cardiovascular drugs and "Diflucan" anti-fungal infection drug.
---------------------------------------------------------------------------------------   ------------      ------------     ----
USA WASTE SERVICES, INC.                                                                       594,000        18,933,750     3.2
A rapidly growing integrated, non-hazardous, solid waste management company serving municipal, industrial and residential customers in 36 states.
---------------------------------------------------------------------------------------   ------------      ------------     ----
WAL-MART STORES, INC.                                                                          825,000        18,768,750     3.2
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the nation's largest retailer with ongoing growth opportunities in the U.S. and abroad.
---------------------------------------------------------------------------------------   ------------      ------------     ----
FIRST EMPIRE STATE CORPORATION                                                                  56,500        16,272,000     2.7
A bank holding company with $13 billion in assets headquartered in Buffalo, N.Y.
It has strong, opportunistic management with a high level of ownership and a history of enhancing shareholder value.  High asset quality, excellent expense control, share repurchases and adroit acquisitions help generate above-average earnings growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
GENERAL RE CORPORATION                                                                         100,000        15,775,000     2.6
A leading global reinsurer and financial services company operating in the
United States and 29 countries worldwide with a high quality AAA balance sheet.
Disciplined underwriting which generates high returns, coupled with share repurchases, produce earnings growth at an above-average rate.
---------------------------------------------------------------------------------------   ------------      ------------     ----
MEDTRONIC, INC.                                                                                228,000        15,504,000     2.6
The biggest, strongest medical device company in the world, Medtronic's growth has accelerated due to its strengthening presence in defibrillators, substantial position in pacemakers, neurological devices, angioplasty and drug pumps. Its technical prowess and marketing are major competitive advantages.
---------------------------------------------------------------------------------------   ------------      ------------     ----
CHRYSLER CORPORATION                                                                           400,000        13,200,000     2.2
The third largest, but fastest growing domestic automobile manufacturer.  It enjoys a commanding position in the mini-van market segment and light truck sales dominate its product mix.  Finances are sound with a solid balance sheet featuring ample cash and limited debt.
---------------------------------------------------------------------------------------   ------------      ------------     ----
BUFFETS, INC.                                                                                1,431,500        13,062,438     2.2
The largest chain of buffet style restaurents in the U.S., Buffets provides substantial variety and quantity of prepared foods for lunch and dinner at prices only slightly above fast food.
---------------------------------------------------------------------------------------   ------------      ------------    ----
                                                                                                            $202,525,312   33.9%
                                                                                                            ============   =====

8        STATEMENT OF INVESTMENTS: DECEMBER 31, 1996
-------------------------------------------------------------------------------
         General American Investors

STOCKS                                                  SHARES OR         VALUE
ISSUER                                               PRINCIPAL AMOUNT   (NOTE 1a)
COMMUNICATIONS AND INFORMATION SERVICES (6.4%)
Comcast UK Cable Partners Limited Class A + ........     581,500     $ 7,922,938
Cox Communications, Inc. Class A + .................     350,000       8,093,750
International CableTel Incorporated + ..............     172,000       4,343,000
Reuters Holdings Plc-ADR ...........................     109,000       8,338,500
TeleWest Communications Plc-ADR + ..................     110,000       2,282,500
Wolters Kluwer NV-ADR ..............................      55,000       7,301,250
                                                                      ----------
                        (COST $23,396,248) .........                  38,281,938
                                                                      ----------
COMPUTER SOFTWARE AND SYSTEMS (6.4%)
Avid Technology, Inc.+ .............................     228,000       2,365,500
Broderbund Software, Inc.+ .........................     175,500       5,221,125
Cisco Systems, Inc.+ ...............................     183,000      11,643,375
DSC Communications Corporation + ...................     425,000       7,596,875
Hewlett-Packard Company ............................     180,000       9,045,000
Pinnacle Systems, Inc.+ ............................     245,000       2,572,500
                                                                      ----------
                        (COST $33,758,318) .........                  38,444,375
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (9.6%)
AAPC Ltd. .........................................     8,172,000      4,944,060
Buffets, Inc.+ ....................................     1,431,500     13,062,438
The Cheesecake Factory Incorporated+ ..............       194,000      3,516,250
Chrysler Corporation ..............................       400,000     13,200,000
Ford Motor Company ................................       400,000     12,900,000
PepsiCo, Inc. .....................................       325,000      9,506,250
                                                                      ----------
                        (COST $55,191,728) ........                   57,128,998
                                                                      ----------


ELECTRONICS (0.9%)
Sensormatic Electronics Corporation ...............      316,000       5,293,000
                                                                      ----------
                        (COST $3,971,250)

ENVIRONMENT CONTROL
  (INCLUDING SERVICES) (3.2%)
USA Waste Services, Inc.+ .........................      594,000      18,933,750
                                                                      ----------
                        (COST $9,259,184)


FINANCE AND INSURANCE (22.7%)
Ace Limited ........................................      48,500       2,916,062
Alexander Haagen Properties, Inc. ..................     107,000       1,578,250
American International Group, Inc. .................     115,000      12,448,750
American States Financial Corporation ..............     302,500       8,016,250
Banco Popular Espanol, S.A .........................      16,000       3,138,000
Crestar Financial Corp. ............................     156,000      11,602,500
Everest Reinsurance Holdings, Inc. .................     125,500       3,608,125
First Empire State Corporation .....................      56,500      16,272,000
First Midwest Bancorp, Inc. ........................     237,500       7,748,438
General Re Corporation .............................     100,000      15,775,000
Golden West Financial Corporation ..................     168,500      10,636,562
Life Re Corporation ................................     290,000      11,201,250
TIG Holdings, Inc. .................................     202,500       6,859,688
Transatlantic Holdings, Inc. .......................     156,500      12,598,250
U.S. Bancorp .......................................     252,500      11,346,845
                                                                     -----------
                        (COST $62,160,678) .........                 135,745,970
                                                                     -----------

HEALTH CARE  (21.1%)
     PHARMACEUTICALS (13.3%)
AB Astra Class A ..................................      319,500      15,775,312
AB Astra Class B ..................................      306,500      14,788,625
Alpha-Beta Technology, Inc.+ ......................      279,500       2,952,359
BioChem Pharma Inc.+ ..............................      136,000       6,834,000
Pfizer Inc. .......................................      272,000      22,576,000
R.P. Scherer Corporation + ........................      207,000      10,401,750
Vertex Pharmaceuticals Incorporated + .............      148,500       5,977,125
                                                                      ----------
                        (COST $31,073,338) ........                   79,305,171
                                                                      ----------

     MEDICAL INSTRUMENTS AND DEVICES
     (2.6%)
Medtronic, Inc. ..................................       228,000      15,504,000
                                                                     -----------
                        (COST $3,589,349)

9        STATEMENT OF INVESTMENTS: DECEMBER 31, 1996
--------------------------------------------------------------------------------
         General American Investors

STOCKS                                               SHARES OR          VALUE
ISSUER                                            PRINCIPAL AMOUNT    (NOTE 1a)
HEALTH CARE (CONT'D)

     HEALTH CARE SERVICES (5.2%)
Aetna, Inc. ......................................       100,000   $   8,000,000
Huntingdon International Holdings Plc-ADR + ......       669,500       4,853,875
MedPartners, Inc. + ..............................       484,000      10,043,000
Physician Reliance Network, Inc. + ...............       500,000       3,875,000
United Healthcare Corporation ....................       100,000       4,500,000
                                                                     -----------
                       (COST $31,833,724) ........                    31,271,875
                                                                     -----------
                       (COST $66,496,411) ........                   126,081,046
                                                                     -----------


MISCELLANEOUS (0.3%)
Other ............................................                     1,494,675
                                                                      ----------
                        (COST $1,227,998)

OIL & NATURAL GAS (INCLUDING SERVICES) (3.5%)
Repsol, S.A.-ADR .................................       213,000       8,120,625
Texaco Inc. ......................................       130,000      12,756,250
                                                                      ----------
                         (COST $17,448,848) ......                    20,876,875
                                                                      ----------

RETAIL TRADE (10.4%)
Giordano Holdings Limited - ADR ..................       304,500       2,600,430
The Home Depot, Inc. .............................       755,500      37,869,437
Wal-Mart Stores, Inc. ............................       825,000      18,768,750
Williams-Sonoma, Inc. + ..........................        85,000       3,091,875
                                                                      ----------
                        (COST $6,652,934) ........                    62,330,492
                                                                      ----------

SPECIAL HOLDINGS  #+ (note 7) (0.4%)
Microbiological Associates, Inc. Preferred Series D      456,829        456,829
Microbiological Associates, Inc. Preferred Series E      384,242        384,242
Sequoia Capital IV ................................       ++            160,400
Warburg, Pincus Capital Partners, L.P. ............       ++          1,620,210
Welsh, Carson, Anderson & Stowe III ...............       ++             35,700
                                                                      ---------
                        (COST $3,316,710) .........                   2,657,381*
                                                                      ---------

TRANSPORTATION (1.0%)
Werner Enterprises, Inc. .........................       331,500      6,008,437
                                                                      ---------
                        (COST $3,412,439)

TOTAL STOCKS (85.9%)    (COST $286,292,746)                         513,276,937
                                                                    ------------

SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 1/6-1/23/97; 5.40%                            $15,100,000     15,017,620
General Electric Capital Corp. notes
   due 1/9-2/3/97; 5.39%-5.50%                        23,050,000     22,924,114
General Motors Acceptance Corp. notes
   due 1/16-1/30/97; 5.40%-5.53%                      20,800,000     20,683,242
Sears Roebuck Acceptance Corp. notes
 due 1/2-2/6/97; 5.25%-5.45%                          24,700,000     24,560,417
                                                                  -------------
                        (COST $83,185,393)                           83,185,393

Cash, receivables and other assets, less liabilities                  1,134,363
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (14.1%)            84,319,756
                                                                   -------------
NET ASSETS              (COST $370,612,502)                        $597,596,693
                                                                   =============

+Non-income producing security.                                  # Restricted security.
++ A limited partnership interest.                               * Fair value of each holding in the opinion of the Directors.
(see notes to financial statements)

10       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
         General American Investors

                                                                  December 31,
                                                         ----------------------------
ASSETS                                                        1996           1995
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  General portfolio securities
   ( cost $286,292,746 and  $298,587,716, respectively)   $513,276,937   $498,858,303
  Corporate discount notes
   ( cost $83,185,393 and  $76,200,693, respectively)       83,185,393     76,200,693
                                                           -----------   ------------
                                                           596,462,330    575,058,996

INVESTMENT IN CONTROLLED AFFILIATE (NOTE 1b ) .........             --         (7,834)


CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................         54,272         35,168
  Receivable for securities sold ......................        955,793        454,742
  Dividends, interest and other receivables ...........      3,880,540      2,320,625
  Other ...............................................        902,696        854,276
                                                           -----------    -----------

TOTAL ASSETS ..........................................    602,255,631    578,715,973
                                                           -----------    -----------

LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................        449,166      1,219,247
   Accrued expenses and other liabilities .............      4,209,772      3,803,301
                                                          ------------   ------------

TOTAL LIABILITIES .....................................      4,658,938      5,022,548
                                                          ------------   ------------

NET ASSETS ............................................   $597,596,693   $573,693,425
                                                          ============   ============


NET ASSETS
--------------------------------------------------------------------------------
   Common Stock, $1 par value ( note 2 )
      Authorized 30,000,000 shares; outstanding
      23,678,690 and 23,962,716, respectively
      (exclusive of 435,726 and 151,700 shares,
      respectively, held in Treasury) .................   $ 23,678,690   $ 23,962,716
   Paid-in Capital ( note 2 ) .........................    336,304,226    343,720,771
   Undistributed realized gain on
      securities sold (note 2) ........................     11,408,856      7,302,076
   Distributions in excess of net income (note 2) .....       (779,270)    (1,562,725)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $244,113,428 and $222,213,880, respectively) ....    226,984,191    200,270,587
                                                          ------------   ------------

TOTAL NET ASSETS ......................................   $597,596,693   $573,693,425
                                                          ============   ============

NET ASSET VALUE PER SHARE .............................   $      25.24   $      23.94
                                                          ============   ============

(see notes to financial statements)

11       STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
         General American Investors

                                                       YEAR ENDED DECEMBER 31,
INCOME                                                --------------------------
                                                       1996            1995
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $177,606 and $154,010, respectively) .....    $ 6,475,767    $5,321,512
   Interest ......................................      4,681,057     2,850,323
   Investment advisory fees (note 1d) ............        222,326       716,553
   Equity in net loss of
     controlled affiliate (note 3) ...............            --       (109,684)
                                                      -----------    ----------
TOTAL INCOME .....................................     11,379,150     8,778,704
                                                      -----------    ----------

EXPENSES
--------------------------------------------------------------------------------
   Investment research ...........................      2,629,180     2,684,281
   Administration and operations .................      1,880,565     2,127,073
   Office space and general ......................        844,543       824,624
   Directors' fees and expenses ..................        226,315       494,724
   Auditing and legal fees .......................        194,410       199,000
   Transfer agent, custodian and registrar
     fees and expenses ...........................        170,605       216,682
   Stockholders' meeting and reports .............        145,466       162,881
   Miscellaneous taxes (note 1c) .................         98,800       108,400
                                                        ---------     ---------
TOTAL EXPENSES ...................................      6,189,884     6,817,665
                                                        ---------     ---------
NET INVESTMENT INCOME ............................      5,189,266     1,961,039
                                                        ---------     ---------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1e AND 5)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term, except for $1,201,678 and
    $713,565, respectively) ......................     61,830,203    63,862,317
  Net increase in unrealized appreciation ........     26,713,604    42,984,363
                                                     ------------   ------------

 NET GAIN ON INVESTMENTS .........................     88,543,807   106,846,680
                                                     ------------   ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................    $93,733,073  $108,807,719
                                                     ============  =============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                                       -------------------------
OPERATIONS                                             1996               1995
--------------------------------------------------------------------------------
   Net investment income .....................   $   5,189,266    $   1,961,039
   Net realized gain on sales of securities ..      61,830,203       63,862,317
   Net increase in unrealized appreciation ...      26,713,604       42,984,363
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................      93,733,073      108,807,719
                                                 -------------    -------------

DISTRIBUTIONS TO STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
     short-term capital gain .................      (4,446,885)      (2,633,530)
   From long-term capital gain ...............     (57,682,349)     (65,253,760)
   In excess of net income ...................              --         (180,371)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....     (62,129,234)     (68,067,661)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      34,645,324       41,998,878
   Cost of Common Shares purchased (note 2) ..     (42,345,895)     (28,767,670)
                                                 -------------    -------------
INCREASE (DECREASE)IN NET ASSETS -
   CAPITAL TRANSACTIONS ......................      (7,700,571)      13,231,208
                                                 -------------    -------------
NET INCREASE IN NET ASSETS ...................      23,903,268       53,971,266

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF YEAR ............................     573,693,425      519,722,159
                                                 -------------    -------------

END OF YEAR (including distributions in
   excess of net income of $779,270 and
   $1,562,725, respectively) .................   $ 597,596,693    $ 573,693,425
                                                 =============    =============

( see notes to financial statements )

12     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. INVESTMENT IN CONTROLLED AFFILIATE On January 1, 1996, the investment in the Company's wholly owned subsidiary, General American Advisers, Inc., was eliminated when its business operations were transferred to the Company. This transfer was accounted for as a combination of businesses under common control. For 1995, the investment was accounted for by the equity method.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. INVESTMENT ADVISORY FEES Income from fees (charged, generally, at the annual rate of 1/2% of assets under management, computed quarterly) is recorded as the related advisory services are performed by the Company.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

2. COMMON STOCK AND DIVIDEND DISTRIBUTIONS

Transactions in Common Stock during 1996 and 1995 were as follows:

                                                                     SHARES                        AMOUNT
                                                             ------------------------    ------------------------------
                                                              1996          1995            1996           1995
                                                             ------------------------    ------------------------------
                Shares issued in payment of dividends        1,684,879        2,092,369   $  1,684,879    $ 2,092,369
                Increase in paid-in capital .........                                       32,960,445     39,906,509
                                                                                          ------------    -----------
                   Total increase ...................                                       34,645,324     41,998,878
                                                                                          ------------    -----------

                Shares purchased (at an average
                   discount from net asset value of
                   15.7% and 16.5%, respectively)....        1,968,905        1,421,424     (1,968,905)    (1,421,424)
                Decrease in paid-in capital .........                                      (40,376,990)   (27,346,246)
                                                                                          ------------    -----------
                   Total decrease ...................                                      (42,345,895)   (28,767,670)
                                                                                          ------------    -----------
                Net increase (decrease) .............                                      ($7,700,571)   $13,231,208
                                                                                          ============    ===========

The cost of the 435,726 shares of Common Stock held in Treasury at December 31, 1996 amounted to $9,762,412.

On January 15, 1997, the Board of Directors declared on the Common Stock dividends of $10,394,776 from long-term capital gains and $1,417,469 from net income and short-term capital gains. These dividends are payable in Common Stock, or in cash upon request, on March 12, 1997 to stockholders of record on January 27, 1997.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

13     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors

3. OPERATIONS OF CONTROLLED AFFILIATE

A summary of the operations of General American Advisers, Inc. for 1995 is shown in the following table:

Investment advisory fees ........................                  $ 1,205,793
Operating expenses (including compensation of
  officers - $536,035)                              $ 1,136,558
Federal, state and local taxes ..................       178,919      1,315,477
                                                    -----------     -----------
Net loss ........................................                  ($  109,684)
                                                                    ===========

4. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 1996 and 1995 to its officers amounted to $2,475,288 and $2,534,928, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities) during 1996 were $168,946,717 and $243,071,890, respectively. At December 31, 1996, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

6. GENERAL INFORMATION

Brokerage commissions during 1996 were $425,409, including $45,077 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.

7. RESTRICTED SECURITIES

                                                                              DATE                     VALUE
                                                                            ACQUIRED      COST       (NOTE 1a)
                                                                            --------   -----------  -----------
                      Microbiological Associates, Inc. Preferred Series D   12/20/91   $  861,500   $  456,829
                      Microbiological Associates, Inc. Preferred Series E   12/20/91      449,300      384,242
                      Sequoia Capital IV* ...............................   1/31/84     1,062,101      160,400
                      Warburg, Pincus Capital Partners, L.P.* ...........   10/04/83      154,872    1,620,210
                      Welsh, Carson, Anderson & Stowe III* ..............   3/10/83       288,637       35,700
                      Other .............................................                 500,300        --
                                                                                       ----------   ----------
                      Total .............................................              $3,316,710   $2,657,381
                                                                                       ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,630,710, $3,725,979 and $3,589,917, respectively. The initial investment in each limited partnership was $2,000,000.

8. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for new office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $426,000 for 1996. Minimum rental commitments under the operating lease are approximately $331,000 in 1997, $403,000 per annum in 1998 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts beginning in November 1996. Minimum rental receipts under the sublease are approximately $28,000 in 1996, $167,000 in 1997, $203,000 per annum in 1998 through 2002 and $64,000 in 2003. The
Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 12, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14       QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
         General American Investors

                                                             [CAPTION]

"The following is an unaudited summary of quarterly results of operations in 1996 and 1995 (thousands of dollars except for amounts per Common Share)."

                                                                         THREE MONTHS ENDED
                                                ------------------------------------------------------------------------------------
                                                     MARCH 31               JUNE 30            SEPTEMBER 30          DECEMBER 31
                                                ------------------    ------------------    -----------------   --------------------
                                                 1996        1995      1996       1995        1996      1995      1996         1995
                                                --------  --------    -------   --------    -------   -------   --------    --------
Total income ................................   $ 2,619   $  1,797    $ 2,846   $  2,120    $ 3,307   $ 2,228   $  2,607    $ 2,634
Net investment income .......................     1,102        125      1,250        586      1,923       586        914        664
Per Common Share ............................       .05        .01        .05        .02        .09       .02        .03        .03

Net realized and unrealized
    gain on investments .....................    44,862     18,598     14,506     18,772      3,917    41,135     25,259      28,342
Per Common Share * ..........................      2.02        .76        .73        .83        .24      1.87        .87        1.08

*Includes net effect of issuance of Common Shares in payment of dividends at the lower of net asset value or market value and purchase of Common Shares at market value.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    [CAPTION]

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1996. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                                         1996         1995        1994         1993         1992
                                                                       ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .................................   $   23.94    $   22.31   $   24.75    $   28.56    $   30.60
                                                                       ---------    ---------   ---------    ---------    ---------
   Net investment income ...........................................         .22          .08         .05          .03          --
   Net gain (loss) on securities - realized and unrealized .........        3.86         4.54        (.94)        (.80)        1.05
                                                                       ---------    ---------   ---------    ---------    ---------
Total from investment operation ....................................        4.08         4.62        (.89)        (.77)        1.05
                                                                       ---------    ---------   ---------    ---------    ---------

Less Distributions
   Dividends from investment income ................................        (.20)        (.11)*      (.05)        (.04)        (.03)
   Distributions from capital gains ................................       (2.58)       (2.87)      (1.49)       (2.98)       (3.06)
   In excess of net income .........................................         --          (.01)       (.01)        (.02)          --
                                                                       ---------    ---------   ---------    ---------    ---------
Total distributions ................................................       (2.78)       (2.99)      (1.55)       (3.04)       (3.09)
                                                                       ---------    ---------   ---------    ---------    ---------
Net asset value, end of year .......................................   $   25.24    $   23.94   $   22.31   $    24.75    $   28.56
                                                                       =========    =========   =========    =========    =========
Per share market value, end of year ................................   $   21.00    $   20.00   $   19.00   $    22.25    $   30.00
                                                                       =========    =========   =========    =========    =========

TOTAL INVESTMENT RETURN - Stockholder Return based on
market price per share
                                                                          19.48%        21.22%      -7.86%      -15.92%       14.78%
RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of year
   (000's omitted) .................................................   $ 597,597    $ 573,693   $ 519,722   $  553,898    $ 586,489
Ratio of expenses to average net assets ** .........................        1.05%        1.25%       1.17%        1.16%        1.16%
Ratio of net investment income to average net assets ...............        0.88%        0.36%       0.21%        0.14%        0.00%
Portfolio turnover rate ............................................       33.40%       29.14%      17.69%       19.50%       14.42%
Average commission rate paid .......................................   $   .0500
Shares outstanding, end of year
   (000's omitted) .................................................      23,679       23,963       23,292      22,379       20,534

*     Includes short-term capital gain in the amount of $.03 per share.

** The ratio of expenses, exclusive of expenses attributable to the advisory accounts which are managed directly by the Company, to average net assets was 1.01% for 1996, 1.12% for 1995, 0.85% for 1994, 0.78% for 1993, and
       0.80% for 1992.

15       REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
         General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 1996, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP


                                                              New York, New York
                                                                January 13, 1997

OFFICERS
--------------------------------------------------------------------------------
SPENCER DAVIDSON
President and Chief
Executive Vice Officer

VICTORIA HAMILTON
Executive Vice-President
and Chief Operating Officer

JOHN J. SMITH
Vice-President

ANDREW V. VINDIGNI
Vice-President

EUGENE L. DeSTAEBLER, JR.
Vice-President, Administration

PETER P. DONNELLY
Vice-President and Trader

DIANE G. RADOSTI
Treasurer

CAROLE ANNE CLEMENTI
Secretary

SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499

16       DIRECTORS
--------------------------------------------------------------------------------
         General American Investors

LAWRENCE B. BUTTENWIESER, CHAIRMAN
Rosenman & Colin LLP, Partner
Time Warner Inc., Director

MALCOLM B. SMITH, VICE-CHAIRMAN
Cybersmith, Inc., Director
Human Rights Watch, Director
New School for Social Research, Trustee
New York Foundation, Trustee

ARTHUR G. ALTSCHUL, JR.
Owen, Diaz & Altschul, LLC, Managing Member
Owen, Diaz & Altschul Fund I, Ltd., Director
Access Radiology, Director
Medicis Pharmaceutical Corporation, Director

LEWIS B. CULLMAN
Cullman Ventures, Inc., President
Chess-in-the-Schools, Chairman, Board of Directors
Museum of Modern Art, Vice Chairman, International
    Council and Honorary Trustee
The New York Botanical Garden, Member,
    Board of Managers

SPENCER DAVIDSON
General American Investors Company, Inc.,
    President and Chief Executive Officer
Neurosciences Research Foundation, Trustee

GERALD M. EDELMAN
Neurosciences Institute of the Neurosciences
    Research Foundation, Director and President
The Scripps Research Institute,
    Chairman, Department of Neurobiology
Becton, Dickinson and Company, Director

ANTHONY M. FRANK
Belvedere Partners, Chairman
Living Centers of America, Director
The Charles Schwab Corporation, Director
Temple-Inland Inc., Director

JOHN D. GORDAN,III
Morgan, Lewis & Bockius, Partner

BILL GREEN
ClientSoft, Inc., Director
Commercial Capital Corp., Director
Energy Answers Corporation, Director
New York City Campaign Finance Board, Member
New York City Housing
    Development Corporation, Member and Vice Chair

SIDNEY R. KNAFEL
SRK Management Company, Managing Partner
Cellular Communications International, Inc., Director
Cellular Communications of Puerto Rico, Inc., Director
International CableTel Incorporated, Director
Microbiological Associates, Inc., Chairman

RICHARD R. PIVIROTTO
General Theological Seminary, Trustee
The Gillette Company, Director
Greenwich Hospital Corporation, Trustee
Immunomedics, Inc., Director
New York Life Insurance Company, Director
Princeton University, Charter Trustee Emeritus
Westinghouse Electric Corporation, Director

JOSEPH T. STEWART, JR.
Johnson & Johnson, Executive Consultant
Foundation of the University of Medicine
    and Dentistry of New Jersey, Trustee
Liposome Co., Inc., Director
Marine Biological Laboratory, Member, Advisory Council
New School for Social Research, Trustee

RAYMOND S. TROUBH
Becton, Dickinson and Company, Director
Foundation Health Corporation, Director
Olsten Corporation, Director
Time Warner Inc., Director

--------------------------------------------------------

ARTHUR G. ALTSCHUL, CHAIRMAN EMERITUS
WILLIAM O. BAKER, DIRECTOR EMERITUS
WILLIAM T. GOLDEN, DIRECTOR EMERITUS

General American Investors Company, Inc.
450 Lexington Avenue, New York, NY  10017
(212) 916-8400      (800) 436-8401